UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  March 14, 2008

U.S. PREMIUM BEEF, LLC

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-115164	20-1576986
(Commission File Number)	(I.R.S. Employer Identification No.)

12200 North Ambassador Drive

Kansas City, Missouri	64163
(Address of principal executive offices)	(Zip Code)

(816) 713-8800

Registrant’s telephone, number, including area code

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 6, and 8 are not applicable and therefore omitted.

ITEM 7.01 Regulation FD Disclosure.

On March 14, 2008, U.S. Premium Beef, LLC (the “Company”) issued a press release announcing that at a special meeting held on that date, its members had overwhelmingly voted to approve the Company’s proposed sale of its ownership interest in National Beef Packing Company, LLC to JBS S.A. A copy of the press release is attached as Exhibit 99.1 hereto.  In addition, the Company sent letters describing the members’ approval of the proposed transaction with JBS S.A. to its unitholders and to those cattle producers who deliver cattle through the Company’s system.  Copies of those letters are attached as Exhibits 99.2 and 99.3, respectively.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following are filed as Exhibits to this Report:

Exhibit No.	Description of Exhibit

99.1	Press Release dated March 14, 2008
99.2	Letter to U.S. Premium Beef, LLC unitholders dated March 14, 2008
99.3	Letter to U.S. Premium Beef, LLC cattle producers dated March 14, 2008

SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. PREMIUM BEEF, LLC

By	/s/ Steven D. Hunt
Steven D. Hunt,
Chief Executive Officer

Dated:  March 14, 2008